SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]   Confidential,   for   Use  of  the
                                              Commission  Only (as  permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            CNY FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies: NA
     (2) Aggregate number of securities to which transaction applies: NA
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  (1) Amount Previously Paid: NA
                  (2) Form, Schedule or Registration Statement No.: NA
                  (3) Filing Party: NA
                  (4) Date Filed: NA

March 17, 1999



Dear Stockholder,

I am pleased to enclose the first annual report of CNY Financial Corporation along with the proxy statement for our first annual meeting of stockholders. The meeting will be held on April 28, 1999, at 5:15 PM at our offices at One North Main Street, Cortland, New York 13045. Our Board of Directors urges you to complete the enclosed proxy card and return it so that your vote is counted at the meeting. Please review the annual report and proxy statement before you decide how to vote.

You are welcome to come to our annual meeting if you would like to attend in person. At the meeting, in addition to voting on the proposals mentioned in the proxy statement, our executive officers are expected to make presentations about our business, and we will have a question and answer period. We ask that you please send us your proxy card even if you want to attend the meeting so that the vote counting can be handled in a prompt and efficient manner. If you change your mind about how you want to vote, you can cancel your proxy card after you submit it by following the procedures described in the proxy statement.

If you have any questions, you can call me at (607) 758-2223 or Steven Covert at
(607) 756-8449.


Very truly yours,



/s/ WESLEY D. STISSER
-------------------------
    Wesley D. Stisser
    President & CEO


Encl.

WDS/sge

                            CNY FINANCIAL CORPORATION
                                   ----------

                              One North Main Street
                            Cortland, New York 13045
                                 (607) 756-5643
                                   ----------

                                 PROXY STATEMENT
                          WITH NOTICE OF ANNUAL MEETING


                  I. GENERAL INFORMATION AND NOTICE OF MEETING


         CNY Financial Corporation will be holding its first annual meeting of stockholders on April 28, 1999. The meeting will be held at our executive offices at One North Main Street in our home city of Cortland, New York 13045, beginning at 5:15 pm. At the meeting, we will ask stockholders to vote on the following matters:

         1.       The election of three members to our board of directors;
         2.       The approval of our Stock Option Plan;
         3. The approval of our Personnel Recognition and Retention Plan (known as the "PRRP"); and
         4. The ratification of the appointment of KPMG LLP, as our auditors.

         The Board of Directors is soliciting your proxy to vote at the annual meeting and at any adjournments of the meeting. Please complete the enclosed white proxy card and return it in the enclosed return envelope as soon as possible. Each of our stockholders has one vote for each share of common stock owned. On the election of directors, each stockholder may vote for up to three directors, but may not cast more votes for any one nominee than the number of shares owned by that stockholder. We urge you to exercise your rights as a stockholder to vote and participate in this process.

         Stockholders of record on March 1, 1999, are entitled to receive notice of the meeting and are entitled to vote at the meeting, or at an adjournment of the meeting. This is known as the "Record Date." Please read this Proxy Statement carefully before you decide how to vote. We encourage you to return the proxy card even if you plan to attend the meeting. This will save us additional expense in soliciting proxies and will ensure that your vote is counted. You will still be permitted to vote in person at the meeting even if you return the proxy card.

         On the Record Date, there were 5,088,829 shares of CNY Financial Corporation common stock, par value $.01 per share, issued and outstanding, each of which is entitled to one vote. We have no stock outstanding other than our common stock.

         In this Proxy Statement, the terms "Company," "we," "our," "us," or similar terms refer to CNY Financial Corporation. References to the "Bank" mean Cortland Savings Bank, our wholly-owned subsidiary.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
           THREE NOMINEES DESCRIBED IN THIS PROXY STATEMENT AND "FOR"
                   THE THREE OTHER PROPOSALS DESCRIBED ABOVE.

         This Proxy Statement is first being made available to stockholders on approximately March 15, 1999.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF ADDRESSED
ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

VOTING AND PROXY CARDS

         If you sign and return a proxy card in the form solicited by the Board of Directors so we receive it before the polls are closed at the meeting, your votes will be cast as you have marked on the proxy card, unless you revoke your proxy before the polls are closed. If you return a proxy card properly signed but you do not mark on it how you want to vote on any matter, then your shares will be voted in favor of the nominees for director named in this Proxy Statement and in favor of the three other proposals described in this Proxy Statement. We do not know of any other matters that may be presented for a vote at the meeting. If any other matters are properly presented for a vote, including a proposal to adjourn the Meeting, the Board of Directors as the holder of the proxies solicited by the Board may vote the shares which those proxies represent on such matters based on their judgment.

         If you sign and return the enclosed proxy card, you may revoke it at any time before the polls are closed. If you want to revoke your proxy, you must: (i) give a signed written notice to the Secretary of the Company at or before the meeting dated after the date of the proxy card which states that you want to revoke the proxy, (ii) sign and deliver to the Secretary of the Company at or before the meeting another proxy card relating to the same shares with a later date, or (iii) attend the meeting and vote in person. Attending the meeting does not automatically revoke a proxy unless you also take one of the three actions described in the prior sentence. Any written notice revoking a proxy must be delivered to Sandy Samson, Secretary, CNY Financial Corporation, One North Main Street, Cortland, New York 13045.

         If 2,544,415 shares of our common stock are present in person or represented by proxy at the meeting, there will be a quorum which will allow the meeting to commence. Once a quorum is present, the meeting can continue even if some stockholders leave the meeting. If a stockholder is present in person or by proxy but abstains from voting any shares, or if a broker who holds shares in the name of a nominee (also known as holding in "street name") submits a proxy or attends the meeting but does not vote those shares (known as a "broker non-vote"), then the shares are counted as present for purposes of determining a quorum. Those shares will not effect the vote on any matter when the vote is based on the number of votes cast at the meeting. However, abstentions and broker non-votes will have the same effect as a vote against a proposal when the result must be determined based on the number of votes eligible to be cast at the meeting.

         The vote required to elect directors and approve each of the other proposals is described below as part of the discussion of each matter. In general, on other matters that may come before the meeting, a majority of the votes cast is required to approve any proposal, unless our bylaws, our certificate of incorporation or any law that applies to the Company requires a different vote.

         Our bylaws provide that a stockholder may nominate a person for election as a director only if advance notice of intent to nominate the person is given to the Company. The stockholder must follow certain procedural provisions and the notice must include information detailed in the bylaws about the nominating stockholder and the nominee. For future meetings, the notice must be received at least 90 days before the date of the meeting; but if the meeting is a special meeting, or an annual meeting held more than 30 days before the anniversary of the annual meeting in the previous year, then the notice must be received not later than 10 days after notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever is earlier. The bylaws require similar advance notice if a stockholder wants to make any other proposal at any stockholders' meeting.

IMPORTANT INFORMATION FOR STOCKHOLDERS WHOSE STOCK IS HELD IN STREET NAME

         If your stock is held in street name, which means that your stock is held for you in a brokerage account and is not registered on our stock books in your own name, your broker will not vote your shares on the stock option plan and the PRRP proposals unless you instruct your broker how you want your votes to be cast. We urge you to tell your broker as soon as possible how to vote your shares to make sure that your broker has enough time to vote your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or revoke a proxy for your shares unless your broker gives you that right in writing.

                    II. PRINCIPAL OWNERS OF OUR COMMON STOCK


         The following table provides you with information, to the best of our knowledge, about stock ownership by directors, nominees for director, executive officers, and any person or group known by us to beneficially own more than 5% of our outstanding common stock. The information is as of the Record Date. We know of no person or group, except as listed below, who beneficially owned more than 5% of our common stock as of the Record Date. Information about persons or groups who own beneficially more than 5% of our common stock is based on filings with the Securities and Exchange Commission on or before the Record Date.

                                                                                                      Percent of total
                                                                       Shares Beneficially Owned           shares
Beneficial Owner                                                          at March 1, 1999(1)          outstanding(2)
----------------                                                          -------------------          --------------
CNY Financial Corporation Employee Stock Ownership Plan
One North Main Street, Cortland, New York 13045                                423,176(3)                   8.32%
Wesley D. Stisser, President and Chief Executive Officer                        15,998(4)                     *
Joseph H. Compagni, Director                                                    25,000                        *
Patrick J. Hayes, M.D., Director                                                36,000(5)                     *
Robert S. Kashdin, CPA., Director                                               15,000(6)                     *
Harvey Kaufman, Director and Chairman of the Board                              15,000(7)                     *
Donald P. Reed, Director                                                        15,000(8)                     *
Lawrence B. Seidman, Esq., Director                                            372,269(9)                   7.3%
Terrance D. Stalder, Director                                                   10,040                        *
Steven A. Covert, Executive Vice President and Chief Financial Officer          10,000                        *
Directors and Executive Officers of the Company and Executive
Officers of the Bank, as a group (11 persons)                                  537,546(10)                 10.6%

---------------------------------
NOTES TO THE STOCK OWNERSHIP TABLE:

(1) Amount includes shares held directly, as well as shares allocated to such individuals under the CNY Financial Corporation Employee Stock Ownership Plan (the "ESOP"), and other shares with respect to which a person may be deemed to have sole voting or investment power.

(2) Based upon 5,088,829 shares outstanding on the Record Date. An asterisk ("*") means that the percentage is less than 1%.

(3) Excludes 5,356 shares allocated to ESOP participants. Marine Midland Bank, the trustee of the ESOP, may be deemed to own beneficially the unallocated shares held by the ESOP. Unallocated shares and allocated shares for which no voting instructions are received are voted in the same proportion as allocated shares voted by participants.

(4) Includes 15,047 shares owned by Mr. Stisser through the Company's 401(k) Plan; 500 shares in custodial accounts for the benefit of his grandchildren; and 451 shares allocated to Mr. Stisser in our ESOP.

(5) The shares are owned by Dr. Hayes' Individual Retirement Account.

  THE NOTES TO THE STOCK OWNERSHIP TABLE CONTINUE AT THE TOP OF THE NEXT PAGE.

(6) Includes 12,500 shares owned directly and 2,500 shares owned by Mr. Kashdin's Individual Retirement Account.

(7) The shares are owned by Mr. Kaufman's Individual Retirement Account.

(8) Includes 11,900 shares owned directly and 3,100 shares owned by Mr. Reed's Individual Retirement Account. The amount shown excludes 15,000 shares owned by Dryden Mutual Insurance Company. Mr. Reed is the Chairman of the Board of Dryden Mutual Insurance Company but is not an employee of it. He has no ownership interest in Dryden Mutual except for a minuscule interest as a policy holder. Mr. Reed disclaims any ownership interest in those shares and does not vote as a director of Dryden Mutual on any matters related to the investment in or the voting of those shares.

(9) The shares shown include all shares listed on a report filed under Section 13(d) of the Securities Exchange Act of 1934 by Lawrence B. Seidman, 100 Misty Lane, Parsippany, New Jersey 07054, jointly with Seidman and Associates L.L.C. ("SAL"), Seidman and Associates II, L.L.C. ("SALII"), Seidman Investment Partnership, L.P. ("SIP"); Seidman Investment Partnership II, L.P. ("SIPII") (the address of the last three named entities is 19 Veteri Place, Wayne, New Jersey 07470); Kerrimatt, LP ("Kerrimatt"), 80 Main Street, West Orange, New Jersey 07052; Federal Holdings L.L.C. ("Federal"), One Rockefeller Plaza, 31st Floor, New York, NY 10020; The Benchmark Company, Inc. ("TBCI"); Benchmark Partners, LP ("Partners"); Richard Whitman; Lorraine DiPaolo (the address of the last two named individuals and the previous two named entities is 750 Lexington Avenue, New York, NY 10022); and Dennis Pollack, 47 Blueberry Drive, Woodcliff Lakes, NJ 07675. Not all of the shares shown are reported to be owned beneficially by Mr. Seidman, but all are reported to be owned beneficially by the individuals and entities filing the Schedule 13D as a group. According to the Schedule 13D, the following is a breakdown of the ownership of the shares shown: (a) Mr. Seidman has sole investment discretion and voting authority for 286,000 shares of the Company owned by SAL, SALII, SIP, SIPPII, Kerrimatt, Federal and various individual clients of Mr. Seidman; (b) Mr. Whitman and Ms. DiPaola share the investment discretion and voting authority for 72,400 shares of the Company owned by TBCI and Partners, and each of them has sole investment discretion and voting authority for an additional 1,000 shares each; (c) Mr. Pollack has the sole investment discretion and voting authority over 11,869 shares owned by him. See the discussion following these notes for information about an agreement among the Company, Mr. Seidman, and the other members of the group who filed the Schedule 13D.

(10) This total includes shares beneficially owned by all directors and executive officers listed in the table plus two executive officers not separately listed. The total also includes 86,269 shares includes in the
Schedule 13D filed by Mr. Seidman and others, but over which other persons are reported to have investment discretion and voting authority. See note 9. By agreement as discussed following these notes, Mr. Seidman and those other persons have agreed to vote those shares in favor of the nominees and the other three proposals listed in this proxy statement.

----------------------------------

         The Company has entered into an agreement with Lawrence B. Seidman and certain related individuals and entities (referred to the "Seidman Group") in connection with Mr. Seidman becoming a member of the Board of Directors. The Agreement provides that the size of the Boards of Directors of the Bank and the Company will each be increased by one person and each Board of Directors will elect Mr. Seidman as a director to fill the vacancies created by the increase in the number of directors. The agreement also provides that Mr. Seidman will be nominated as part of the slate of nominees proposed by the Board of Directors for election at this meeting for a full three year term. The Seidman Group has agreed to vote all of its shares of stock in favor of the full slate of nominees proposed by the Board of Directors, and in favor of the approval of the Stock Option Plan and the Personnel Recognition and Retention Plan. The Seidman Group has also agreed that if the Board in the future proposes an amendment of those two plans to permit accelerated vesting in the event of a change in control or retirement (meaning leaving service other than removal for cause), then the Seidman Group will vote its shares in favor of those proposals. The Seidman Group has also agreed not to engage in any solicitation in opposition to management or propose any other matters for a stockholder vote prior to matters raised at the annual meeting in the year 2000 and that if they have any disagreements with management, they will not publicly air their disputes prior to the end of 1999. The Seidman Group has also agreed that, subject to the fiduciary duties of any plan trustee, unallocated shares of stock owned by the ESOP and, if the PRRP is approved, unallocated shares of the PRRP, may be voted as described in those plans. Both plans generally provide that unallocated shares will be voted in the same percentage as the votes cast by the holders of allocated shares who exercise their right to direct the voting of allocated shares.

                         III. THE ELECTION OF DIRECTORS

         Our Board of Directors has eight members. Directors generally are elected for three year terms. At this meeting, stockholders are being asked to elect three directors. The Board of Directors has nominated Patrick J. Hayes, M.D., Robert Kashdin, CPA and Lawrence B. Seidman, Esq. for election as directors at the meeting. Directors are elected by a plurality of the votes cast. Thus, the three nominees with the highest vote totals will be elected. There is no cumulative voting, which means that no stockholder may cast more votes in favor of any one nominee than the number of shares owned of record by that stockholder. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE THREE NOMINEES.

         Each person who the stockholders elect at the meeting will serve for a three year term of office which expires at the annual meeting of stockholders to be held in the year 2002 and until their successors are elected and qualify. Each of the nominees named below has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable for election for any presently unforeseen reason, the Board of Directors, as the entity authorized to cast the votes represented by the enclosed proxy card, will have the right to use its discretion to vote for a substitute.

THE BOARD OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

         We are providing the following information regarding the nominees, other directors who will continue in office after the meeting, and the executive officers of the Company who are not directors. There are no arrangements or understandings by which any director was selected to serve as such, except for the agreement with Mr. Seidman which we described above. All of our directors are also directors of the Bank. There are no family relationships among directors and executive officers of the Company and the Bank.

NOMINEES

         PATRICK J. HAYES, M.D., age 49, has been a director of the Company since it was formed in 1998. He has been a director of the Bank since 1995. Dr. Hayes is a practicing physician in Cortland. He is a past president of the Cortland Memorial Hospital Medical Staff and currently serves as Chief of Staff of the Cortland Health Center. Dr. Hayes is a member of the Board of the Cortland Memorial Hospital Foundation and a former director of the Cortland Memorial Hospital. Dr. Hayes is a member of the Board of the American Lung Association of Central New York, Inc.

         ROBERT S. KASHDIN, CPA, age 55, has been a director of the Company since it was formed in 1998. He has been a director of the Bank since 1995. Mr. Kashdin has been a practicing certified public accountant for over 30 years and is the present managing partner of the CPA firm of Port, Kashdin and McSherry located in Cortland. Mr. Kashdin is a member of numerous community and professional organizations including past chairman of the New York State Society of CPA's Agri Business Committee and District Treasurer of Rotary District 7170. He is a former Board member of the Jewish Homes of Central New York and the United Way of Cortland County.

         LAWRENCE B. SEIDMAN, ESQ., age 51, will become a director of the Company and the Bank by appointment of the Boards of Directors effective March 15, 1999. His term as a director will expire at this meeting, hence his renomination. Mr. Seidman is an attorney and the manager of Seidman & Associates, L.L.C. and Seidman & Associates II, L.L.C.; the President of Veteri Place Corp., the sole General Partner of Seidman Investment Partnership, LP and Seidman Investment Partnership II, LP; manager of Federal Holdings, L.L.C.; and a business consultant to certain corporations and individuals, including, but not limited to, Kerrimatt, LP and Crown Associates, L.L.C. These entities are generally engaged in investing in publicly-traded securities. Mr. Seidman is a former director of Crestmont Financial Corporation, The Savings Bank of Rockland County and Atlantic Gulf Corporation. On November 8, 1995, the acting director of the Office of Thrift Supervision ("OTS") issued a Cease and Desist Order against Mr. Seidman after finding that he recklessly engaged in unsafe and unsound practices in the business of insured institution. The order imposed various restrictions on Mr. Seidman related to OTS matters and imposed obligations on OTS-regulated institutions if Mr. Seidman becomes affiliated with them. Neither the Company nor the Bank is regulated by the OTS.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
             THAT STOCKHOLDERS VOTE IN FAVOR OF THESE THREE NOMINEES

CONTINUING DIRECTORS

         The following persons are existing directors whose terms of office will continue after the meeting. All these directors have been directors since we were formed in June 1998.

         JOSEPH H. COMPAGNI, age 56, is President of Economy Paving Co., Inc., which constructs highways and bridges in New York State. He is currently a director of the New York State Associated General Contractors and has been a director of the Cortland Memorial Hospital, the J.M. Murray Center, Cortland Family Health Network, Cortland Rotary Club and Cortland YMCA. His term as a director of the Company expires in 2000.

         HARVEY KAUFMAN, age 63, retired as Superintendent of the Cortland City School District in 1992 and currently provides administrative consulting services in the field of education. He has been Chairman of the Board of Directors of the Bank since June of 1997. He is a former Cortland City Police Commissioner, past president of the Cortland County Chamber of Commerce, past president of the New York State Association of Small City School Districts, and was a member of the New York State Assembly Task Force on the Regents Action Plan. Mr. Kaufman is also currently the Chairman of the J.M. Murray Center and Cortland Memorial Hospital Services, a for profit affiliate of Cortland Memorial Hospital. He is also a director of the Cortland Savings Foundation. His term as a director of the Company expires in 2001.

         DONALD P. REED, age 58, is the principal of Reed's Seeds, a business which sells crop seeds, farm seeds, farm chemicals and fertilizer. He is also Chairman of the Board of Dryden Mutual Insurance Company. Mr. Reed is a former director of Key Bank of Central New York, formerly the Homer National Bank. His term as a director of the Company expires in 2000.

         TERRANCE D. STALDER, age 57, is Associate Vice President for Finance and Management of the State University of New York at Cortland, a public four-year college, and is responsible for general business operations of the $48 million operating budget, including billing and collections, payroll, purchasing, accounting, budgeting, and internal control, with ongoing involvement in human resources and strategic planning. He also serves on the Board of Directors of the Auxiliary Services Corporation which provides food and college store services under contract. Mr. Stalder is a member of the Village of Homer Planning Board, the Board of Trustees of the Cortland YMCA, and the Cortland Rotary Club. His term as a director of the Company expires in 2001.

         WESLEY D. STISSER, age 63, has served as our President since 1998 and has served as President and Chief Executive Officer of the Bank since 1983. Mr. Stisser has been with the Bank for 45 years. He is a graduate of the Graduate School of Savings Banking at Brown University and the School for Executive Development sponsored by the Community Bankers Association. An eagle scout and recipient of the Silver Beaver Award B.S.A., Mr. Stisser is an active member of numerous professional, civic and community service organizations. He is presently a member of the New York Savings Bank Life Insurance Fund's Board of Directors and is Chairman of the Cortland City Police Commission. He is a former member of the Board of Directors for Cortland Memorial Hospital, serving as its Chairman, and is a member of the SUNY Cortland College Foundation. He is also a director of the Cortland Savings Foundation. His term as a director of the Company expires in 2001.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Executive officers are elected for one year terms and serve at the pleasure of the Board of Directors. Provided below is certain information regarding the executive officers of the Company and the Bank who are not directors.

         STEVEN A. COVERT, age 37, joined the Bank in June 1998 and now serves as an Executive Vice President and Chief Financial Officer of both the Company and the Bank. From August 1995 to June 1998, he was Executive Vice President and Chief Financial Officer of Success Bancshares, Inc., a bank holding company in Chicago, Illinois. He was Senior Vice President and Chief Financial Officer of Ithaca Bancorp, Inc., a savings and loan holding company in Ithaca, New York, from July 1993 to December 1994 and was Vice President and Chief Financial Officer of Skaneateles Bancorp, Inc., a bank holding company in Skaneateles, New York, from January 1991 to July 1993. Mr. Covert is a certified public accountant and prior to joining the banking industry, he was employed by KPMG LLP as an auditor. Mr. Covert has been a member of various community organizations including the United Way and an organization that provides food for the homeless.

         F. MICHAEL STAPLETON, age 59, joined the Bank in June 1998 and now serves as Executive Vice President and Chief Operating Officer. From February 1986 through April 1998, Mr. Stapleton was with OnBank and Trust Co., holding positions of Senior Vice President and Regional President. He then continued with Manufacturers and Traders Trust Company after it acquired OnBank. He is the Chairman of the Loretto Foundation, which provides care for the elderly, and is a director of Meals on Wheels of Syracuse and the Mercy Health and Rehabilitation Center. Mr. Stapleton is also the Chairman of the Cayuga County Economic Development Council, a director of the Industrial Development Foundation of Auburn and Cayuga County, and a member of the Auburn Industrial Development Authority, all of which are involved in fostering economic development in central New York.

         KERRY D. MEEKER, age 46, joined the Bank in 1996 and serves as its Senior Vice President and Senior Loan Officer. Prior to joining the Bank, he held the position of Vice President and Chief Loan Officer of Oneida Savings Bank since 1989. He previously served as a Vice President and Commercial Loan Officer of Marine Midland Bank and as a Senior Financial Analyst at Bankers Trust Company. He is a member of the Rotary Club of Cortland; has served as President of the Greater Oneida Chamber of Commerce, Inc.; Treasurer of the Oneida Improvement Committee, Inc.; President of the Oneidas Club; President of the Sherrill-Kenwood Community Chest, Inc.; and is a past member of the Rotary Club of Oneida.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

         Our Board of Directors held ten meetings during 1998. The Board of Directors has an Audit Committee and Compensation Committee. Both committees generally meet jointly with the related committee of the Bank. The comparable committees of the Company and the Bank have similar but not necessarily identical memberships. The Board of Directors does not presently have a nominating committee.

         Our Audit (Examining) Committee consists of directors Compagni, Kashdin and Stalder (Chairman). The Audit Committee met three times during 1998 as a committee of the Bank and there were two joint meetings of the Audit Committees of the Bank and the Company. The Audit Committee functions on matters related to the accounting, bookkeeping and auditing functions of the Company and meets periodically with the Company's independent certified public accountants to arrange for the Company's annual financial statement audit and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews, approves and supervises the internal auditing procedures of the Company.

         Our Human Resources Committee consists of directors Compagni, Hayes (Chairman) and Kashdin. The committee met four times during 1998 as a committee of the Bank and had no meetings as a committee of the Company, although the Company's Human Resources Committee took action by written consent without a meeting to approve various matters related to our ESOP. The committee functions on compensation matters for the Company. If the Stock Option Plan or the PRRP are approved by stockholders, the committee will also be responsible for administering and making awards under those plans. The committee also oversees our Employee Stock Ownership Plan.

DIRECTORS' COMPENSATION

         Directors who are not also employees of the Company or the Bank or any of their subsidiaries receive a fee of $500 for each Board of Directors meeting and $400 for each committee meeting. The chair of each committee is entitled to an additional fee of $100 per meeting. The Chairman of the Board of the Company receives an annual retainer of $3,000 in addition to per meeting fees. Directors will also be eligible for participation in the Stock Option Plan and the PRRP if stockholders approve those plans.

         All of the directors of the Company are also directors of the Bank. Each director of the Bank who is not an employee receives an annual retainer of $3,000 plus a fee of $250 for each Board meeting and $400 for each committee meeting. The Chairman of the Board of the Bank receives a $12,000 annual retainer plus per meeting fees, except that no fees are paid to the Chairman of the Board for attendance at a committee meeting in an ex officio capacity. The chair of each committee receives an additional $100 per committee meeting. Per meeting fees are paid only for actual attendance at a meeting but not for attendance by conference telephone call.

EXECUTIVE OFFICER COMPENSATION

         None of our officers receives compensation directly from the Company. Their compensation is paid by the Bank. We don't expect that we will pay separate compensation to officers or employees unless and until we engage in material business activities separate from the Bank.

         The following table includes information about compensation paid to Mr. Stisser and Mr. Covert, who were the only executive officers of the Company or the Bank with total salary and bonus in excess of $100,000 in 1998.

                                                 SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------
                                                          Annual Compensation
--------------------------------------------------------------------------------------------------------------------------
                                                                           Other Annual                      All Other
                                                 Salary      Bonus        Compensation(1)                  Compensation(2)
--------------------------------------------------------------------------------------------------------------------------
Wesley D Stisser,  President and                  1998        $175,000        $7,087              None         $7,146
Chief Executive Officer                           1997        $167,890          None              None         $7,336
                                                  1996        $156,000          None              None         $7,231

Steven A. Covert, Executive Vice                  1998        $ 96,346(3)     $7,599              None          None
President and Chief Financial Officer
--------------------------------------------------------------------------------------------------------------------------

(1) Mr. Stisser and Mr. Covert did not receive additional benefits or perquisites totaling more than 10% of salary and bonus.

(2) Amount includes the Banks' matching contribution for Mr. Stisser under its 401(k) Plan of $7,020 in 1996, $7,125 in 1997 and $6,931 in 1998 and life insurance premium payments of $211 in 1996, $211 in 1997 and $215 in 1998.

(3) Includes a $35,000 one-time payment upon commencement of employment.

EMPLOYMENT CONTRACTS

         In 1998, the Bank entered into employment contracts with Mr. Stisser, Mr. Stapleton, Mr. Covert and Mr. Meeker. The contracts with Mr. Stisser and Mr. Stapleton provide for three-year terms and the contracts with Mr. Covert and Mr. Meeker provide for two-year terms. The annual salaries under the four contracts are $175,000 for Mr. Stisser, $110,000 for Mr. Stapleton, $110,000 for Mr. Covert and $80,000 for Mr. Meeker, subject to such bonuses or increases as may be approved by the Board of Directors. The contracts also provide that each officer will participate in all other retirement and fringe benefit plans provided by the Bank to employees generally, except that they are not entitled to participate in the Employee Severance Plan because their contracts separately address the issues covered by that plan. Mr. Covert received an additional one-time payment of $35,000 when he joined the Bank in 1998.

         If the Bank terminates any of the executive officer's employment other than for cause, he will be entitled to a lump sum payment. For Mr. Stisser, Mr. Stapleton and Mr. Covert, the payment is generally equal to the greater of one year's salary or salary for the unexpired term of the contract. For Mr. Meeker, the payment is generally equal to the lesser of one year's salary or his salary for the remainder of the term of the contract. All the contracts provide that the payment will also be made if the officer resigns after material breach by the Bank or after certain adverse changes in the terms and conditions of employment.

         The contracts further provide that, subject to certain conditions, if employment is terminated within six months after a change in control of the Bank or the Company, or if the executive officer resigns after certain adverse changes in terms and conditions of employment, the officer will be entitled to receive a lump sum payment generally equal to 299% of the annual salary payable to the officer prior to such termination, but in no event more than the maximum amount which the Bank may pay without an excise tax being due under Section 280G of the Internal Revenue Code. Under certain circumstances, the amount of the payment to be made to some of the executive officers may be less. For purposes of the contracts, a "change in control" will generally be deemed to occur when a person or group acting together acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank; upon stockholder approval of a merger or consolidation unless certain conditions are met; upon a change of the majority of the Board of Directors of the Company or the Bank; or upon liquidation or sale of substantially all the assets of the Company or the Bank. Under certain circumstances, severance benefits payable under the contracts are reduced by the value of Stock Option Plan and PRRP awards, if any, which the officer receives.

         The total that may be payable on these change in control provisions cannot be determined at this time because the amount depends on future salary levels, average past compensation as of the date of the payment which determines the excise tax cap on payments, and other factors. However, if the employment of the four executive officers of the Bank had been terminated at the end of 1998, the total change in control payments under the four contracts at current salary rates, without reduction based upon the application of Section 280G of the Internal Revenue Code or any other contract provision, would have been approximately $1.5 million.

OTHER EMPLOYEE BENEFIT PLANS

         EMPLOYEE SEVERANCE PLAN. The Bank has an employee severance plan which provides for benefits to all employees of the Bank if there is a change in control. Employees who have separate contracts providing change-in-control benefits are not eligible under the plan. In general, the plan provides benefits to employees with at least one year of service with the Bank. If the employee's employment is terminated within one year after a change in control of the Bank or the Company, then each covered employee is entitled to a payment equal to one week of salary for each month of service with the Bank, up to a severance payment equal to two years' salary, which would be the amount payable after 8 years and 8 months of service. The employee is not entitled to a benefit under the plan if the termination is for cause.

         401(k) PLAN. The Bank maintains a tax-qualified savings and profit sharing plan under Section 401(k) of the Internal Revenue Code. Salaried employees with at least one year of service who are at least age 21 may make pretax salary deferrals and after tax contributions under the 401(k) Plan. Salary deferrals are limited to 6% (reduced from 10% effective October 1, 1998) of compensation, or to a limit imposed under the Internal Revenue Code ($10,000 subject to annual adjustment). The Bank makes matching contributions equal to 50% of the amount of salary contributions, up to 6% of salary. The matching percentage was reduced from 75% effective October 1, 1998. Employees are fully vested in their salary deferrals and after tax contributions, and are gradually vested in the Bank's contribution after one year of service and fully vested after five years.

         The 401(k) Plan permits each participating employee to choose from among a number of investment funds for the investment of that employee's 401(k) Plan account. One of those funds is a fund which invests substantially all of its assets in our common stock. On the Record Date, that fund owned 76,545 shares of our common stock.

         EMPLOYEE STOCK OWNERSHIP PLAN. In 1998, we established an ESOP. When the Bank converted to the stock form of ownership, the ESOP purchased 428,532 shares of our common stock. The Company loaned $4,285,320 to the ESOP to purchase that stock. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service become participants in the ESOP.

         The Company and the Bank intend to contribute to the ESOP enough money to cover the payments due on the loan from the Company. The loan has a twenty year term and requires level annual principal and interest payments designed to repay the loan over 20 years. The loan permits optional pre-payment. The Company and the Bank may contribute more to the ESOP than is necessary to repay the loan.

         When the Company made the loan to the ESOP, the ESOP pledged the shares of stock it purchased as collateral for the loan. The Company will release from the pledge at least one-twentieth of the shares each year during the twenty year term of the loan as scheduled payments are made on the loan. The ESOP trustee will then allocate those shares, any other shares which may be released due to loan prepayments, and any other contributions for the benefit of participants, among participants generally based on each participant's share of total taxable compensation for the year. Benefits generally become vested at the rate of 20% per year beginning after the participant's first year of service, with 100% vesting after five years of service. Employees will not receive credit for service prior to 1998 for vesting purposes. Participants are immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures (shares allocated to an employee which are not yet vested when such employee's employment terminates) will generally be reallocated among remaining participating employees, in the same proportion as contributions, or used to repay the ESOP loan. Vested benefits may be distributed in a single sum or installment payments and are payable upon death, termination of employment or attainment of age 65, subject to certain rights to elect to defer the distribution of benefits.

         For 1998, 5,356 shares of common stock were released from the lien of the ESOP loan and the ESOP trustee allocated those shares to the accounts of individual participants. Of those shares, the ESOP allocated 451 shares to Mr. Stisser. Mr. Covert did not receive an allocation because he was first hired in 1998 and thus was not a participant in the ESOP during 1998.

         Marine Midland Bank is the trustee for the ESOP. The trustee, subject to its fiduciary duty, must vote all allocated shares in the ESOP as the employees to whom the shares have been allocated instruct. Allocated shares for which no instructions are received and shares not yet allocated are voted generally in the same proportion as allocated shares for which voting instructions are received. The Human Resources Committee of the Company will oversee the Company's activities related to the ESOP.

         The ESOP may purchase additional shares of our stock in the future, in the open market or otherwise, and may do so either with borrowed funds or with cash dividends, employer contributions or other cash flow.

         PENSION PLAN. The Bank formerly maintained a defined benefit pension plan for eligible employees. The plan was terminated at the end of 1998. All employees who were participants in the plan when it was terminated automatically became fully vested in their pension benefit. All pension benefit amounts under the plan were frozen at September 30, 1998, based on compensation and years of service with the Bank at that time. In general, each participant is entitled to an annual retirement benefit equal to 2% of the participant's average annual compensation multiplied by the participant's number of years of service, up to 30 years of service, with an offset for social security.

         Average annual compensation is based on the highest three years of compensation during the last ten years prior to January 1, 1999. The maximum permitted average annual compensation for determining pension benefits under the Bank's pension plan was $160,000 and the maximum annual pension benefit was $130,000.

         As a result of the termination of the plan, participants have a number of options regarding their benefits. These options include the right to receive a lump sum distribution of the present value of anticipated benefits and the right to acquire an annuity sufficient to pay the anticipated annual benefits that the person would have been entitled to receive as though the plan had not been terminated. Years of service and salary after September 30, 1998 have no effect on benefits payable under the plan as terminated. The following table shows the annual benefits, prior to social security offsets, that a participant in the plan was entitled to receive upon retirement, based upon compensation and years of service, as of the termination of the plan.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------
                                   Years of Credited Service
--------------------------------------------------------------------------------
  Remuneration          15               20                25             30
--------------------------------------------------------------------------------
    $ 75,000         $22,500          $30,000           $37,500        $45,000
--------------------------------------------------------------------------------
    100,000           30,000           40,000            50,000         60,000
--------------------------------------------------------------------------------
    125,000           37,500           50,000            62,500         75,000
--------------------------------------------------------------------------------
    150,000           45,000           60,000            75,000         90,000
--------------------------------------------------------------------------------
    175,000           48,000           64,000            80,000         96,000
--------------------------------------------------------------------------------
    200,000           48,000           64,000            80,000         96,000
--------------------------------------------------------------------------------
    225,000           48,000           64,000            80,000         96,000
--------------------------------------------------------------------------------

         At the termination of the plan, Mr. Stisser had more than the maximum permitted 30 years of service under the plan. If Mr. Stisser chooses a lump sum distribution of his entire pension benefit, he will receive approximately $1,041,000 for his more than 30 years of service (actually approximately 45 years of service) with the Bank. Mr. Covert had no years of service under the plan when it was terminated.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         In fulfillment of Securities and Exchange Commission's requirements for disclosure in proxy materials of the Human Resources Committee's policies regarding compensation of executive officers, the committee has prepared the following report for inclusion in this proxy statement.

         GENERAL POLICY CONSIDERATIONS. For 1998, the compensation of executive officers who were officers of the Bank at the beginning of 1998 was determined by the Human Resources Committee of the Bank. The committee, in evaluating compensation for existing executive officers, considered the nature of the officer's responsibilities, length of service, competitive salaries in banking and other industries, quality of performance, the performance of individuals supervised by the officers, and special projects or unusual difficulties affecting work load and performance. The Board also created bonus guidelines at the beginning of the year which provided for the payment of bonuses to all employees, including executive officers, if specified goals were met. Improved financial performance is both an indirect compensation factor, as it affects base salary decisions, and a direct factor, as it affects bonus levels.

         During 1998, the Board of Directors reduced 401(k) matching payments and terminated the Bank's defined benefit pension plan. This has the effect of reducing benefits or eliminating the potential for further growth in benefits under both plans. These actions were taken, in substantial part, in recognition of the benefits that employees are expected to receive from the Company's newly-created ESOP.

         During 1998, the Board of Directors of the Bank added two new executive officers. The terms and conditions of their employment, including salary and other financial incentives, were established directly by the Bank's Board of Directors. When evaluating the compensation offered to those individuals, the Board considered competitive salaries in the banking industry, the need to attract appropriate personnel to strengthen senior management, the burdens of the Bank's then impending stock conversion, the experience of the two new officers and, as to the chief financial officer, the burdens of relocating from the midwest. The Board also considered the potential future value of stock-based compensation which was then expected to be available after the Bank's stock conversion as a component of the total compensation for the two new executive officers.

         CHIEF EXECUTIVE OFFICER COMPENSATION. The Human Resources Committee of the Bank reviewed and considered the general factors described above when deciding upon Mr. Stisser's compensation for 1998. The committee also considered the additional difficulties faced by Mr. Stisser as a result of executive officer under-staffing at the beginning of 1998. The committee also evaluated the Bank's performance during 1997 and took into account the adverse effects on performance of the misdeeds of another executive officer and the related burdens placed upon the rest of the Bank's officers. The efforts to satisfy the requirements of the Bank's 1995 agreement with the FDIC regarding compliance matters, and the progress towards terminating that agreement, were also considered in determining the appropriate compensation arrangements for Mr. Stisser. The committee also recognized that Mr. Stisser, with more than 30 years of service, had already reached certain maximum benefit plateaus under the Bank's pension plan and thus would receive limited, if any, future benefit accruals under that plan.

         This report is included herein at the direction of the members of the Human Resources Committee, directors Compagni, Hayes (Chairman) and Kashdin.

SHAREHOLDER RETURN PERFORMANCE GRAPH

         No stock performance graph is included in this proxy statement because the Company first issued stock on October 6, 1998 and hence an annual return graph would be meaningless.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Human Resources Committees of the Bank and the Company consist of directors Compagni, Hayes and Kashdin. None of these individuals is or has been an officer or employee of the Company or the Bank, nor has any other director of the

Company or the Bank other than Mr. Stisser. When the Board of Directors functions on matters pertaining specifically to the compensation of Mr. Stisser, he does not participate in the deliberations or vote by the Board.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

         The directors and executive officers of the Company maintain normal deposit account relationships with the Bank in the ordinary course of business on terms and conditions no more favorable than those available to the general public. In the ordinary course of business, the Bank makes loans to directors, officers and employees, as well as other related parties. All loans to directors and executive officers and related parties are on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable loans to other customers and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Directors Kaufman and Compagni are uncompensated volunteer members of the Board of Directors of the J.M. Murray Center, a not-for-profit corporation providing services to the developmentally disabled. The J.M. Murray Center has a loan in which the Bank is a 50% participant with another local bank. The loan is secured by a mortgage on a light manufacturing facility operated by the borrower as a source of employment for the developmentally disabled.


                    IV. THE APPROVAL OF THE STOCK OPTION PLAN
                AND THE PERSONNEL RECOGNITION AND RETENTION PLAN


 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                            APPROVAL OF THE TWO PLANS

GENERAL INFORMATION THAT APPLIES TO BOTH PLANS

         This section discusses general information which applies to both the Stock Option Plan and the Personnel Recognition and Retention Plan (also known as the PRRP). Although these matters are discussed together to avoid unnecessary repetition, the two plans are separate and the approval or disapproval of one plan, and awards under one plan, will not affect the approval or disapproval, or any awards under, the other plan. After this section, there are two separate sections which provide additional information about the two plans. We have included the full text of the Stock Option Plan as Exhibit A and the full text of the PRRP as Exhibit B to this Proxy Statement.

         VOTE REQUIRED FOR APPROVAL. Under federal and state regulations, the Company cannot implement the Stock Option Plan or the PRRP before October 7, 1999, unless a majority of the total number of votes eligible to be cast at the meeting, or 2,544,415 votes, are cast in favor of that plan. The Board of Directors wants to implement the plans immediately after the meeting. However, if either plan receives less than 2,544,415 votes in favor but receives the favorable vote of a majority of the votes cast at the meeting, then that plan will be approved but will not be implemented until October 7, 1999 and no awards will be made under that plan until that date. An abstention or a broker non-vote has the same effect as a vote against a plan when determining whether the Company can implement the plan before October 7, 1999, but has no effect when determining whether the plan receives sufficient votes for the Company to implement it on or after October 7, 1999.

         ELIGIBILITY. All directors, officers and other employees of the Company or the Bank and, with the approval of the Board of Directors, any corporate affiliate of the Company or the Bank, are eligible to participate in the plans.

         SHARES TO FUND AWARDS. We may use authorized but unissued shares or shares we have repurchased to satisfy the exercise of options or awards under the PRRP. If we use authorized but unissued shares, the ownership interests of other stockholders will be diluted. Even if repurchased shares are used, the ownership interests of stockholders immediately before the repurchased shares are reissued will be diluted when that occurs. If options for 535,662 shares, the number of shares to be covered by the Stock Option Plan, are exercised and satisfied with authorized but unissued shares, the percentage ownership interest of other stockholders would be diluted by approximately 9.5%. If 214,266 shares, the maximum number of shares which can be awarded under the PRRP, are awarded using authorized but unissued shares, the percentage ownership interest of other stockholders would be diluted by approximately 4.0%. We calculated the dilution percentages based on the number of shares outstanding on the Record Date.

         REASONS FOR BOARD APPROVAL. Our Board of Directors believes that we should adopt a flexible and comprehensive Stock Option Plan and PRRP so that we can provide long-term incentive awards to directors, officers and employees. The Board believes that awards under the plans can enhance and encourage the recruitment and retention of people who are important to the continued success of the Company. However, because the awards are granted only to persons affiliated with the Company, the Stock Option Plan and the PRRP could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that you, as a stockholder, may believe is in your best interest.

         OTHER POTENTIAL ANTI-TAKEOVER MATTERS. In addition to the possibility that the approval of the plans could discourage takeover attempts, other provisions included in our certificate of incorporation or bylaws may discourage potential takeover attempts, particularly attempts that are not negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a super-majority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even if a majority of the stockholders approve of such transaction. Furthermore, until October 6, 2001 (three years after the consummation of the conversion of the Bank to the stock form of ownership), the Bank's Restated Organization Certificate, as permitted by state regulations, prohibits any person from acquiring or offering to acquire the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company. Federal law and regulations also require FDIC or Federal Reserve Board approval before any person or company acquires "control" of the Bank or the Company. These regulations could discourage takeover attempts of the Company.

         Certain provisions of the employment contracts with executive officers and the Employee Severance Plan discussed above, specifically the payments which could become due upon a change in control, could also discourage takeover attempts.

         LIMITS IF EITHER OF THE PLANS IS IMPLEMENTED PRIOR TO OCTOBER 7, 1999. As mentioned above, if either of the plans is approved by a majority of the votes eligible to be cast at the meeting, then that plan is expected to be implemented immediately after the meeting, and if both plans receive sufficient votes, both will be implemented immediately after the meeting. If either plan is implemented prior to October 7, 1999, then awards under that plan will be governed by the following limits imposed under New York and federal banking regulations:

         o Not more than 20% of any award may vest each year beginning one year after stockholder approval of the plan, except in the event of death or disability.

         o Awards to non-employee directors of the Company and the Bank may not exceed 5% per director, and 30% for all directors, of the total awards available under the plan.

         o No person may be awarded more than 25% of the total awards available under each plan.

         o Stock options may not be granted at an exercise price below the market price on the date of grant.

         AWARDS TO DIRECTORS. Both plans provide for automatic awards to non-employee directors of the Company and the Bank when the plans are approved by stockholders. Options to purchase 160,698 shares of common stock, and 64,279 shares under the PRRP, will be awarded to non-employee directors of the Company and the Bank as a group. These options and PRRP shares will be divided equally among all directors, other than directors who decline to accept all or a part of their options or PRRP awards. Fractional options or shares will not be awarded. The exercise price of options awarded to directors will be the market value of the stock on the date the options are awarded. If either of the plans is approved by a majority of the votes cast but not a majority of the votes eligible to be cast, the awards under that plan will not be made until October 7, 1999. The Board of Directors has the authority to reduce, but not to increase, the number of options or PRRP shares awarded to each director. YOUR VOTE IN FAVOR OF EITHER OF THE PLANS IS ALSO A VOTE IN FAVOR OF THESE AWARDS TO DIRECTORS UNDER THAT PLAN.

         ADMINISTRATION OF THE PLANS. The Human Resources Committee of our Board of Directors will administer the plans. There are approximately 110 directors, officers and employees of the Company or its affiliates who are eligible to participate in the plans. The Human Resources Committee expects that when it is deciding on grants under the plans, it will consider, among other things, position and years of service, the value of the participant's service to the Company and the Bank and the added responsibilities of such individual as an employee, director or officer of a public company or its subsidiary. Except for awards to directors discussed above, all awards will be at the discretion of the Human Resources Committee. The Human Resources Committee has the authority to select who will participate in each plan, impose conditions on vesting, change or accelerate the vesting schedule and establish rules for the implementation of the plans, but in all cases limited by the requirements of federal and state laws and regulations.

         TERMINATIONS AND FORFEITURES UNDER THE PLANS. In general, in addition to any other terminations or forfeitures under the plans, all awards which are not yet vested terminate and are forfeited immediately if the recipient voluntarily resigns, other than a resignation constituting retirement after age
58. Vested options terminate 90 days after any such resignation. If a stock option terminates before the holder exercises the option, or if a PRRP award is forfeited before it vests, then the number of shares covered by the terminated option, or the number of forfeited PRRP shares, will again be available for new awards without affecting the maximum permitted number options or shares which can be awarded under the plans.

         RESTRICTIONS ON TRANSFERS. Generally, the recipient of an option may not assign or transfer any interest in the option except under certain limited exceptions described in the Stock Option Plan. The recipient of a PRRP award may not transfer the shares represented by the award until the shares vest.

ADDITIONAL INFORMATION ABOUT THE STOCK OPTION PLAN

         The Stock Option Plan provides for awards in the form of stock options, representing a right to purchase our common stock. The plan will permit the award of options to purchase up to 535,662 shares of our common stock. The term of the stock options may not exceed ten years. Options can only be exercised before they expire. No options may be granted after February 16, 2009, which is ten years after the Board of Directors approved the plan. The Human Resources Committee may award either "incentive stock options" as defined under Section 422 of the Internal Revenue Code, or stock options not intended to qualify as such ("non-qualified options").

         The exercise price for the purchase of shares under an option will not be less than 100% of the market value of the shares on the date the option is awarded. The exercise price must be paid in full in cash or, if permitted by the Human Resources Committee, shares of our stock, or a combination of both.

         The plan provides that after a participant dies, the Human Resources Committee may permit options of a deceased participant to be settled in cash instead of by the delivery of shares. An option will automatically terminate when a participant is notified of termination for cause.

         ANTICIPATED AWARDS UNDER THE STOCK OPTION PLAN TO EXECUTIVE OFFICERS. The decision of how many stock options to award under the plan is at the discretion of the Human Resources Committee when it implements the plan. However, the Board of Directors has adopted a non-binding "sense of the Board" resolution that if the stockholders approve the plan, the executive officers should receive awards of options for the following numbers of shares: Mr. Stisser - 50,000 shares; Mr. Covert - 25,000 shares; and the two other executive officers as a group - 45,000 shares. Neither the exercise price nor the value of such options can be determined at this time. The Board anticipates that all such options will be incentive stock options to the extent permitted under the Internal Revenue Code.

         LIMITS ON INCENTIVE STOCK OPTIONS. Incentive stock options which the Human Resources Committee awards will be subject to the following additional requirements of Section 422 of the Internal Revenue Code:

         o Incentive stock options cannot be awarded to a person owning more than 10% of the voting power of our stock unless the option exercise price equals 110% of the fair market value of the stock at the time of award and the term of the option may not exceed five years.

         o If the total fair market value of the stock underlying options first exercisable in any year exceeds $100,000, then the options which cause the excess will not be incentive stock options.

         o The tax benefits of an incentive stock option are not effective for the participant if he or she sells shares obtained upon exercise of the option within two years after the option is awarded or within one year after the option is exercised.

         o The tax benefits are also not available to the participant unless the participant is an employee of the Company or its affiliates continually from the day the option is awarded until not more than three months before the option is exercised.

         LIMITED STOCK APPRECIATION RIGHTS. Each option will be accompanied by a Limited Stock Appreciation Right ("LSAR") that the holder of the option may exercise for six months after a change in control (as defined in the Stock Option Plan), or more than six months after a change in control if necessary to avoid liability under Section 16 of the Securities Exchange Act of 1934. When a participant exercises a LSAR, he or she will receive in cash, for each share covered by the LSAR, the difference between the fair market value of the common stock at the time of exercise and the exercise price of the related stock option. The related stock option will then terminate. LSARs will terminate upon a change of control if the acquiror agrees to make a monetary payment or provide substitute options or other property equivalent in value to the value of the option which terminates.

         EFFECT OF MERGERS AND OTHER ADJUSTMENTS. The Human Resources Committee can adjust both the maximum number of shares covered by the plan, and all outstanding options, if there is a merger, consolidation, reorganization, recapitalization (including any distribution of capital to shareholders, whether taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in our corporate structure or our stock.

         AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Our Board of Directors may amend, suspend or terminate the plan, but only after complying with any applicable state and federal banking regulations. Stockholder approval must first be obtained for any amendment if necessary for the plan to satisfy the requirements for the award of incentive stock options under Section 422 of the Internal Revenue Code. For example, stockholder approval will be required for an amendment which (i) increases the total number of incentive stock options which may be issued under the plan (except for increases due to mergers and other permitted adjustments as described above), (ii) materially increases the benefits to participants with respect to incentive stock options, or (iii) materially changes the participation eligibility requirements to receive incentive stock options. No amendment, suspension or termination may reduce the rights of any participant, without his consent, in any option already awarded. Unless previously terminated, the plan will continue in effect for ten years, after which no further options may be awarded under the plan.

         FEDERAL INCOME TAX CONSEQUENCES. Under present federal income tax laws, awards of stock options under the plan will have the following consequences:

         (1) The participant has no taxable income and the Company is not entitled to any tax deduction when an option is awarded.

         (2) When a participant exercises an incentive stock option, he or she has no taxable income at that time. The difference between the exercise price and the fair market value of the shares on the date of exercise is an item of tax preference for the participant which may, in certain situations, trigger the alternative minimum tax. When a participant sells stock which was obtained upon the exercise of an incentive stock option, the participant has a taxable capital gain equal to the difference between the amount received on the sale and the amount paid for the stock. This amount is treated as ordinary income instead of a capital gain if the participant sells the stock within one year after exercising the option or within two years after the option was awarded.

         (3) When a participant exercises an option that is not an incentive stock option, the participant has taxable ordinary income at that time equal to the difference between the exercise price and the fair market value on the date of exercise.

         (4) When a participant exercises an LSAR, the participant has taxable ordinary income at that time equal to the cash received as a result of the exercise.

         (5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income which the participant has, but only if the Company meets its federal withholding tax obligations.

ADDITIONAL INFORMATION ABOUT THE PERSONNEL RECOGNITION AND RETENTION PLAN

         The PRRP will permit the outright award of up to 214,266 shares of common stock of the Company to employees and directors of the Company, the Bank and related companies. The recipient of an award will not be required to make any payment to the Company or the Bank in exchange for the shares and once the award vests, the vested shares will be the same as any other issued and outstanding shares of common stock of the Company.

         ANTICIPATED AWARDS UNDER THE PRRP TO EXECUTIVE OFFICERS. The decision of how many shares to award under the plan is at the discretion of the Human Resources Committee when it implements the plan. However, the Board of Directors has adopted a non-binding "sense of the Board" resolution that if the stockholders approve the PRRP, the executive officers should receive awards under the PRRP as follows (the value of the awards based on the closing price of the Company's stock on March 1, 1999 is shown in parentheses): Mr. Stisser - 40,000 shares ($470,000); Mr. Covert - 20,000 shares ($235,000); and the other two executive officers as a group - 45,000 shares ($528,750).

         ADMINISTRATIVE MATTERS. Management currently intends, to the extent practicable and feasible, that PRRP awards will be satisfied using shares purchased on the open market rather than authorized but unissued shares. The costs and expenses of administering the PRRP will be borne by the Company, but dividends paid on shares not awarded may be used to defer expenses.

         The Company will implement the PRRP by creating a trust with an independent trustee. The Company expects that it will contribute to the trust sufficient funds to allow the trust to purchase 214,266 shares of stock from third parties on the open market. Participant contributions to the trust are not permitted. The trust will not purchase more than 214,266 shares of our common stock.

         PRRP awards are held in trust until they vest. Once an award vests, the trustee distributes the shares to the participant and the shares are then like all other issued and outstanding shares, without limits imposed by the PRRP. An individual with unvested shares may vote and participate in dividends on those shares. The trustee will vote shares which have not yet been awarded in the same proportions as unvested shares which have been awarded and voted. Each participant who has an unvested award under the PRRP may direct the response to any tender offer, exchange offer or other offer made to shareholders with respect to those shares. If no direction is given, the trustee will not tender or exchange the shares. The trustee will generally tender or exchange shares which have not yet been awarded in the same proportion as the directions received on awarded but unvested shares.

         FEDERAL INCOME TAX CONSEQUENCES. Holders of PRRP shares will have taxable ordinary income when the PRRP shares vest, equal to the fair market value of the shares on that date. In certain circumstances, a holder may instead elect to recognize ordinary income when the award is made. Holders of PRRP shares will also have taxable ordinary income on any dividends (other that stock dividends) when dividend payments are received. The Company will have a deduction at the time, and in the amount of, any ordinary income recognized by the participant if the Company meets its federal withholding tax obligations.

         EFFECT OF MERGER AND OTHER ADJUSTMENTS. If there is a merger, consolidation, reorganization, recapitalization (including any distribution of capital to shareholders, whether taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in our corporate structure or our stock, then the number of shares held by the PRRP trust shall be adjusted to reflect the transaction.

         AMENDMENT AND TERMINATION OF THE PRRP. The Board of Directors of the Company may amend, suspend or terminate the PRRP at any time, but no amendment or termination may affect outstanding awards. In addition, federal or state banking regulations may require that amendments be approved by stockholders. If the PRRP is terminated, any remaining assets of the PRRP trust shall be returned to the Company after making such distributions as the Human Resources Committee directs.

                   V. RATIFICATION OF APPOINTMENT OF AUDITORS


         The Company's Board of Directors appointed KPMG LLP as independent public accountants to audit the books of the Company for 1999, subject to ratification by the stockholders at the meeting. KPMG LLP, has been employed regularly by the Company since it was formed in 1998 and by the Bank for more than ten years to examine their books and accounts and for other purposes.

         We expect that representatives of KPMG LLP will be present at the meeting and will have an opportunity to make a statement if they want to do so. We expect that the representatives will be available to answer appropriate questions.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR
               OF THE RATIFICATION OF THE APPOINTMENT OF AUDITORS

                                   VI. GENERAL


         We are distributing our Annual Report for 1998 with this Proxy Statement to stockholders of record on the Record Date. The Annual Report is not part of the proxy solicitation material.

         If you submit a properly completed proxy card to the Company on the form distributed with this Proxy Statement, it will be voted if received before the voting is closed at the meeting. The proxy will be voted in the manner directed on the proxy card. If the proxy card is signed and returned but no directions are given, the proxy will be voted "FOR" the director nominees named above and "FOR" the other three proposals described in this Proxy Statement.

         The cost of soliciting proxies relating to the meeting under this will be borne by the Company. In addition, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telephone or by other means without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's capital stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this Proxy Statement with Notice of Annual Meeting and the form of proxy card to the beneficial owners of such shares. The Company has retained the services of Regan & Associates, Inc., a firm experienced in the solicitation of proxies on behalf of public companies, for a fee of $4,000 plus expenses of not more than $2,000, to assist in the proxy solicitation process. The $4,000 fee is not payable unless the Stock Option Plan and the PRRP are approved by stockholders.


        VII. STOCKHOLDER PROPOSALS AT THE ANNUAL MEETING IN THE YEAR 2000

         The Company's Board of Directors will establish the date for the 2000 Annual Meeting of Stockholders. In order for a stockholder to be entitled, under the regulations of the Securities and Exchange Commission, to have a stockholder proposal included in the Company's Proxy Statement for the 2000 meeting, the proposal must be received by the Company at its principal executive offices, One North Main Street, Cortland, New York 13045, Attention: Sandy Samson, Secretary, not less than 120 days in advance of the date in 2000 which corresponds to the date in 1999 on which these proxy materials are released to stockholders. The stockholder must also satisfy the other requirements of SEC Rule 14a-8. Note that this filing requirement is separate from the notice requirements described above regarding the advance notice that it required before a stockholder is permitted to make a nomination or offer a proposal for a vote at any stockholders' meeting.

WE WILL FURNISH, WITHOUT CHARGE TO ANY STOCKHOLDER SUBMITTING A WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE WRITTEN REQUEST SHOULD BE DIRECTED TO SANDY SAMSON, SECRETARY, AT OUR ADDRESS STATED ABOVE. THE FORM 10-K REPORT IS NOT A PART OF THE PROXY SOLICITATION MATERIALS.

                    PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW

Cortland, New York
March 12, 1999

                                    EXHIBIT A



                            CNY FINANCIAL CORPORATION

                              STOCK OPTION PLAN FOR

                        DIRECTORS, OFFICERS AND EMPLOYEES

                               TABLE OF CONTENTS

                                   ARTICLE I
                                    PURPOSE

Section 1.1 General Purpose of the Plan ................................. A-1

                                  ARTICLE II
                                  DEFINITIONS

Section 2.1 Bank..........................................................A-1
Section 2.2 Banking Regulations...........................................A-1
Section 2.3 Board.........................................................A-1
Section 2.4 Change in Control............................................ A-1
Section 2.5 Code......................................................... A-2
Section 2.6 Committee.....................................................A-2
Section 2.7 Company...................................................... A-2
Section 2.8 Disability....................................................A-2
Section 2.9 Disinterested Board Member....................................A-2
Section 2.10 Effective Date...............................................A-2
Section 2.11 Eligible Director............................................A-2
Section 2.12 Eligible Employee............................................A-2
Section 2.13 Employer.................................................... A-2
Section 2.14 Exchange Act ................................................A-2
Section 2.15 Exercise Price ..............................................A-2
Section 2.16 Fair Market Value ...........................................A-2
Section 2.17 Family Member ...............................................A-2
Section 2.18 Incentive Stock Option.......................................A-2
Section 2.19 Limited Stock Appreciation Right ............................A-2
Section 2.20 Non-Profit Organization......................................A-3
Section 2.21 Non-Qualified Stock Option...................................A-3
Section 2.22 Option.......................................................A-3
Section 2.23 Option Period................................................A-3
Section 2.24 Person.......................................................A-3
Section 2.25 Plan.........................................................A-3
Section 2.26 Retirement...................................................A-3
Section 2.27 Share........................................................A-3
Section 2.28 Termination for Cause........................................A-3

                                  ARTICLE III
                               AVAILABLE SHARES

Section 3.1 Available Shares..............................................A-3

                                  ARTICLE IV
                                ADMINISTRATION

Section 4.1 Committee ....................................................A-4
Section 4.2 Committee Action .............................................A-4
Section 4.3 Committee Responsibilities....................................A-4

                                   ARTICLE V
                     STOCK OPTIONS FOR ELIGIBLE DIRECTORS

Section 5.1 In General ...................................................A-4
Section 5.2 Exercise Price ...............................................A-4
Section 5.3 Option Period  ...............................................A-5
Section 5.4 Future Eligible Directors.....................................A-5

                                  ARTICLE VI
                     STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

Section 6.1 Number of Shares .............................................A-5
Section 6.2 Grant of Options .............................................A-5
Section 6.3 Exercise Price ...............................................A-6
Section 6.4 Option Period ................................................A-6
Section 6.5 Vesting Provisions ...........................................A-6
Section 6.6 Additional Restrictions on Incentive Stock Options............A-7

                                  ARTICLE VII
                             OPTIONS - IN GENERAL

Section 7.1 Method of Exercise ...........................................A-7
Section 7.2 Limitations on Options .......................................A-8
Section 7.3 Limited Stock Appreciation Rights.............................A-8
Section 7.4 Expiration Upon Voluntary Resignation.........................A-9

                                 ARTICLE VIII
                           AMENDMENT AND TERMINATION

Section 8.1 Termination ..................................................A-9
Section 8.2 Amendment ....................................................A-9
Section 8.3 Adjustments in the Event of a Business Reorganization.........A-9

                                  ARTICLE IX
                                 MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan...........................A-10
Section 9.2 No Right to Continued Employment.............................A-10
Section 9.3 Construction of Language ....................................A-10
Section 9.4 Governing Law ...............................................A-10
Section 9.5 Headings ....................................................A-10
Section 9.6 Non-Alienation of Benefits ..................................A-10
Section 9.7 Taxes .......................................................A-11
Section 9.8 Approval of Stockholders ....................................A-11
Section 9.9 Notices......................................................A-11

                   CNY FINANCIAL CORPORATION STOCK OPTION PLAN
                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                                    ARTICLE I
                                     PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

      The purpose of the Plan is to promote the growth and profitability of CNY FINANCIAL CORPORATION (the "Company") by providing eligible directors, certain key officers and employees of the Company, and its affiliates with an incentive to achieve corporate objectives, and by allowing the Company to attract and retain individuals of outstanding competence by offering such individuals an equity interest in the Company.

                                   ARTICLE II
                                   DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1 BANK means Cortland Savings Bank, a New York State chartered savings bank, and any successor thereto.

SECTION 2.2 BANKING REGULATIONS means the regulations issued by the New York State Banking Board, the New York State Superintendent of Banks or the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

SECTION 2.3 BOARD means the board of directors of the Company.

SECTION 2.4 CHANGE IN CONTROL means any of the following events:

      (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of an Employer; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

      (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted by the Board are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act); or

      (c) the stockholders of the Company approve either:

           (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                (A) either (1) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the stockholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

      (d) any event that would be described in section 2.4(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

SECTION 2.5 CODE means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

SECTION 2.6 COMMITTEE means the Human Resources Committee of the Company or such other committee of the Company as the Board shall designate.

SECTION 2.7 COMPANY means CNY Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

SECTION 2.8 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

SECTION 2.9 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, and (b) satisfies all other requirements which may be necessary so that the Plan qualifies for the maximum available benefits under Section 162(m) of the Code and any applicable rules of the Securities and Exchange Commission under Section 16 of the Exchange Act.

SECTION 2.10 EFFECTIVE DATE means the date on which this Plan is approved by stockholders pursuant to section 9.8 hereof, provided, however, that if this Plan is approved by a majority of the votes cast at the meeting at which this Plan is presented to stockholders for approval but not by a majority of the votes eligible to be cast at such meeting, then Effective Date shall mean the later of October 7, 1999, or the date of such stockholder approval.

SECTION 2.11 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee of an Employer.

SECTION 2.12 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

SECTION 2.13 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

SECTION 2.14 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

SECTION 2.15 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.2 or section 6.3, as applicable.

SECTION 2.16 FAIR MARKET VALUE means, with respect to a Share on a specified date:

      (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

      (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

      (c) if sections 2.16(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

SECTION 2.17 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

SECTION 2.18 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

SECTION 2.19 LIMITED STOCK  APPRECIATION RIGHT means a right granted pursuant to section 7.3.

SECTION 2.20 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Code.

SECTION 2.21 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 5.1 or 6.2. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

SECTION 2.22 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

SECTION 2.23 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 5.3 or 6.4, as applicable.

SECTION 2.24 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.25 PLAN means this Stock Option Plan for Outside Directors, Officers and Employees, as amended from time to time.

SECTION 2.26 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Employer, but if not defined in any such plan, or if defined in manner less advantageous to an Eligible Employee, the term shall mean retirement at or after reaching age 58.

SECTION 2.27 SHARE means a share of Common Stock, par value $.01 per share, of the Company.

SECTION 2.28 TERMINATION FOR CAUSE means one of the following:

         (a) For an Eligible Employee, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; (v) the employee's material willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer; or (vi) the removal of the employee from service with the Employer as the result of any proceeding for removal by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation or any other bank regulatory agency having jurisdiction over the Employer. Such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause. Such resolution must be adopted at a meeting called and held for such purpose not less than fifteen (15) days nor more than thirty (30) days after notice to the individual. At such meeting, there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination.

         (b) For an Eligible Director, removal as a director in accordance with the provisions of applicable law and the bylaws and charter or certificate of incorporation of the entity of which the person is a director after a finding that the Eligible Director has engaged in any of the conduct specified in section 2.28(a)(i) through (vi).

                                   ARTICLE III
                                AVAILABLE SHARES

SECTION 3.1 AVAILABLE SHARES.

      Subject to section 8.3, Options for not more than 535,662 Shares may be granted under this Plan in the aggregate, provided, however, that if any option is granted and thereafter expires, terminates or is forfeited without being exercised in full, then the number of unexercised Shares covered by such Option at the time of expiration, termination or forfeiture shall then be available for the grant of Option under this Plan.

                                   ARTICLE IV
                                 ADMINISTRATION

SECTION 4.1 COMMITTEE.

      The Plan shall be administered by the Committee, all of whose members shall be Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Said Committee shall constitute a compensation committee as that term is used in section 162(m) of the Code, and the regulations thereunder, and such committee shall have the authority described therein. If, for any reason, a member of the Committee is not or ceases to be a Disinterested Board Member, then any action taken by such person as a member of said Committee shall be void and shall be disregarded for all purposes. Said person shall be retroactively deemed not to have been a member of said Committee since said person ceased being a Disinterested Board Member.

SECTION 4.2 COMMITTEE ACTION.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3 COMMITTEE RESPONSIBILITIES.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine the answers to all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS

SECTION 5.1 IN GENERAL.

      (a) On the Effective Date, each person who is an Eligible Director on the Effective Date shall be granted an Option to purchase such number of Shares as is equal to 160,698 Shares divided by the number of Eligible Directors on the Effective Date, provided, however, that if any director declines to accept all or any portion of the Option to which such Eligible Director is entitled, then the number of Shares for which an Option is so declined shall be divided equally among the Options granted to other Eligible Directors, and provided further that no Eligible Director shall receive an Option covering more than 26,783 Shares.

      (b) Any Option granted under this section 5.1 or section 5.4 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

SECTION 5.2 EXERCISE PRICE.

      The price per Share at which an Option granted to an Eligible Director under section 5.1 or section 5.4 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

SECTION 5.3 OPTION PERIOD.

      (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director under section 5.1 or section 5.4 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

           (i) Termination for Cause; or

           (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

      (b) Unless otherwise permitted by the Banking Regulations and approved by the Committee, the maximum number of Shares as to which an outstanding Option may be exercised shall be as follows:

           (i) prior to the first anniversary of the Effective Date, the Option shall not be exercisable;

           (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option;

           (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such second anniversary;

           (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such third anniversary;

           (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

           (vi) on and after the fifth anniversary of the Effective Date, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that to the extent not prohibited by the Banking Regulations, all Options granted under section 5.1 or section 5.4 after one year after the consummation of the conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of section 5.3(b), but shall instead be exercisable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Option, to further delay the vesting of such Option or impose additional conditions, requirements or limitations on such vesting.

SECTION 5.4 FUTURE ELIGIBLE DIRECTORS.

      Each person who becomes an Eligible Director after the Effective Date shall be granted an Option to purchase the same number of Shares for which Eligible Directors were granted Options under section 5.1(a), provided, however, that such grant shall be effective only to the extent permitted under the Banking Regulations, and provided, further that the provisions of section 5.3 shall apply to such grant except that the term "Effective Date" in section 5.3 shall, for this purpose, mean the date such person becomes an Eligible Director.

                                   ARTICLE VI
                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

SECTION 6.1 NUMBER OF SHARES.

      Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion.

SECTION 6.2 GRANT OF OPTIONS.

      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. The Option for such Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified

Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

      (b) Any Option granted under this section 6.2 shall be evidenced by a written agreement which shall:

           (i) specify the number of Shares covered by the Option;

           (ii)  specify the  Exercise  Price,  determined  in  accordance  with section 6.3, for the Shares subject to the Option;

           (iii) specify the Option Period determined in accordance with section 6.4;

           (iv)  set  forth   specifically   or  incorporate  by  reference  the
applicable provisions of the Plan; and

           (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

SECTION 6.3 EXERCISE PRICE.

      The price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

SECTION 6.4 OPTION PERIOD.

      Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

      (a) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

      (b) the last day of the ten-year period commencing on the date on which the Option was granted.

SECTION 6.5 VESTING PROVISIONS.

      Unless otherwise permitted by the Banking Regulations and approved by the Committee, each Option granted to an Eligible Employee shall become exercisable as follows:

           (i) prior to the first anniversary of the Effective Date, the Option shall not be exercisable;

           (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

           (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

           (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

           (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

           (vi) on and after the fifth anniversary of the Effective Date, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that to the extent not inconsistent with Banking Regulations, all Options granted under section 6.2(a) after one year after the consummation of the conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of this section 6.5, but shall instead be exercisable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Option, to further delay the vesting of such Option or impose additional conditions, requirements or limitations on such vesting.

      (d) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension for any of the reasons specified in section 6.4(d), the Company shall pay to the Eligible Employee damages equal to the value of the expired Options less the Exercise Price of such Options if it is determined that there had not existed justification for Termination for Cause on the date of such expiration.

SECTION 6.6 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

      In addition to the limitations of section 7.2(a), an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

      (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

      (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

      (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

      (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

           (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; or

           (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option.

      (e) For the purpose of determining whether an Option is an Incentive Stock Option when it is exercised, a person shall not be considered to have terminated employment during any period in which such person serves as a member of the Board of Directors of an Employer to the extent that such service satisfies the requirements of section 422 of the Code for continuous employment.

                                   ARTICLE VII
                              OPTIONS - IN GENERAL

SECTION 7.1 METHOD OF EXERCISE.

      (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

           (i) giving written notice to the Secretary of the Company, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

           (ii) delivering to the Secretary of the Company, full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

           (iii) satisfying such other conditions as may be prescribed in the Option agreement.

If, at any time that any Option is exercisable there is not a duly appointed Secretary of the Company, then notice of intent to exercise shall be given, in writing, accompanied by payment in full, to the Board of Directors of the Company.

      (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

SECTION 7.2 LIMITATIONS ON OPTIONS.

      (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

      (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

SECTION 7.3 LIMITED STOCK APPRECIATION RIGHTS.

      (a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control occurs and ending six (6) months after such date or, if later in the case of any Person, thirty (30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended, provided, however, that a Limited Stock

Appreciation Right shall not be exercisable if and to the extent that the exercise thereof is prohibited by any then-applicable Banking Regulations. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by:

      (i) giving written notice to the Committee, in such form and manner as the
Committee  may   prescribe,   of  his  intent  to  exercise  the  Limited  Stock
Appreciation Right; and

      (ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised.

Except as provided in this Plan, within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Fair Market Value of the Share on the date of exercise exceeds the Exercise Price per Share of each of the Options being canceled.

      (b) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be canceled at the effective time of a Change in Control resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the delivery to each Option holder, upon the closing of such transaction and in exchange for the cancellation of all of such Option holder's outstanding Options, of a monetary payment or property (including but not limited to options to purchase securities of the entity resulting from such transaction) with a value equivalent to the value of the Options being canceled.

SECTION 7.4 EXPIRATION UPON VOLUNTARY RESIGNATION.

      (a) All Options granted to an Eligible Employee who voluntarily terminates employment with the Employer, other than a voluntary termination constituting Retirement, shall expire 90 days after the voluntary termination is effective, provided, however, that any options granted to such Eligible Employee, or any part of such Options, which are not exercisable on the date such voluntary termination not constituting Retirement is effective shall expire on that date. The provisions of this section 7.4(a) shall not apply so long as such Eligible Employee continues to be a director of an Employer.

      (b) All Options granted to an Eligible Director who voluntarily resigns as a director of the Employer, other than a voluntary resignation that would constitute Retirement if the directorship is treated as employment, shall expire 90 days after the voluntary resignation is effective, provided, however, that any options granted to such Eligible Director, or any part of such Options, which are not exercisable on the date such voluntary resignation not constituting Retirement is effective shall expire on that date.

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

SECTION 8.1 TERMINATION.

      The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

SECTION 8.2 AMENDMENT.

      The Board may amend or revise the Plan in whole or in part at any time whether before or after approval of the Plan by the stockholders of the Company; provided, however, that, to the extent required to comply with section 162(m) and section 422 of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of CNY Financial Corporation.

SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

      (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of outstanding Options shall be adjusted by dividing the aggregate Exercise Price for all Shares covered by each Option by the adjusted number of Shares covered by such Option; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been canceled.

      (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion applied uniformly to all outstanding Options, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution.

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan nor the grant of any Option or Limited Stock Appreciation Rights shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Employer. The Employer reserves the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

SECTION 9.3 CONSTRUCTION OF LANGUAGE.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

SECTION 9.4 GOVERNING LAW.

      The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable Banking Regulations.

SECTION 9.5 HEADINGS.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

SECTION 9.6 NON-ALIENATION OF BENEFITS.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

SECTION 9.7 TAXES.

      The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

SECTION 9.8 APPROVAL OF STOCKHOLDERS.

      This Plan shall not be effective or implemented prior to the one year anniversary of the conversion of the Bank to the stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the date of such approval. If this Plan is approved by a majority of the votes cast at such meeting but not by a majority of the votes eligible to be cast at such meeting, then this Plan shall be effective on the later of the date of such stockholder approval or October 7, 1999. No Option or Limited Stock Appreciation Rights shall be granted before this Plan is effective.

SECTION 9.9 NOTICES.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

      (a) If to the Committee:

      The Human Resources Committee (or such other committee as may be designated by the Board)
      CNY Financial Corporation
      One North Main Street
      Cortland, New York 13045

      (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                                    EXHIBIT B


                            CNY FINANCIAL CORPORATION

                            PERSONNEL RECOGNITION AND

                                 RETENTION PLAN

                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                              TABLE OF CONTENTS

                                  ARTICLE I
                                   PURPOSE

Section 1.1 General Purpose of the Plan..................................B-1

                                  ARTICLE II
                                 DEFINITIONS

Section 2.1 Award .......................................................B-1
Section 2.2 Award Date ..................................................B-1
Section 2.3 Bank.........................................................B-1
Section 2.4 Banking Regulations..........................................B-1
Section 2.5 Beneficiary .................................................B-1
Section 2.6 Board .......................................................B-1
Section 2.7 Change of Control ...........................................B-1
Section 2.8 Code ........................................................B-2
Section 2.9 Committee ...................................................B-2
Section 2.10 Company ....................................................B-2
Section 2.11 Disability .................................................B-2
Section 2.12 Disinterested Board Member .................................B-2
Section 2.13 Effective Date .............................................B-2
Section 2.14 Eligible Director ..........................................B-2
Section 2.15 Eligible Employee ..........................................B-2
Section 2.16 Employer ...................................................B-2
Section 2.17 Exchange Act ...............................................B-2
Section 2.18 Person .....................................................B-2
Section 2.19 Plan........................................................B-2
Section 2.20 Retirement..................................................B-2
Section 2.21 Share ......................................................B-2
Section 2.22 Termination for Cause.......................................B-2
Section 2.23 Trust ......................................................B-3
Section 2.24 Trust Agreement ............................................B-3
Section 2.25 Trust Fund .................................................B-3
Section 2.26 Trustee.....................................................B-3

                                 ARTICLE III
                       SHARES AVAILABLE UNDER THE PLAN

Section 3.1 Shares Available Under the Plan..............................B-3

                                  ARTICLE IV
                                ADMINISTRATION

Section 4.1 Committee ...................................................B-3
Section 4.2 Committee Action.............................................B-3
Section 4.3 Committee Responsibilities...................................B-4

                                  ARTICLE IV
                                THE TRUST FUND

Section 5.1 Contributions ...............................................B-4
Section 5.2 The Trust Fund ..............................................B-4
Section 5.3 Investments..................................................B-4

                                  ARTICLE VI
                                    AWARDS

Section 6.1 Awards To Eligible Directors ................................B-4
Section 6.2 Awards To Eligible Employees ................................B-4
Section 6.3 Awards in General ...........................................B-5
Section 6.4 Shares Allocations ..........................................B-5
Section 6.5 Dividend Rights .............................................B-5
Section 6.6 Voting Rights ...............................................B-5
Section 6.7 Tender Offers ...............................................B-5
Section 6.8 Limitations on Awards........................................B-6
Section 6.9 Expiration of Unvested Awards Upon
            Resignation or Termination for Cause.........................B-6

                                 ARTICLE VII
                            DISTRIBUTION OF SHARES

Section 7.1 Designation of Beneficiary ..................................B-6
Section 7.2 Manner of Distribution ......................................B-7
Section 7.3 Taxes........................................................B-7

                                 ARTICLE VIII
                          AMENDMENT AND TERMINATION

Section 8.1 Termination .................................................B-7
Section 8.2 Amendment ...................................................B-7
Section 8.3 Adjustments in the Event of
            a Business Reorganization....................................B-7

                                  ARTICLE IX
                                MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan ..........................B-8
Section 9.2 No Right to Continued Employment ............................B-8
Section 9.3 Construction of Language ....................................B-8
Section 9.4 Governing Law................................................B-8
Section 9.5 Headings.....................................................B-8
Section 9.6 Non-Alienation of Benefits ..................................B-8
Section 9.7 Notices .....................................................B-8
Section 9.8 Approval of Stockholders.....................................B-9

                            CNY FINANCIAL CORPORATION
                    PERSONNEL RECOGNITION AND RETENTION PLAN
                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                                    ARTICLE I
                                     PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

      The purpose of the Plan is to promote the growth and profitability of CNY Financial Corporation and to provide eligible directors, certain key officers and employees of CNY Financial Corporation with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in CNY Financial Corporation.

                                   ARTICLE II
                                   DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1 AWARD means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

SECTION 2.2 AWARD DATE means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Employee by the Committee, pursuant to section 6.3.

SECTION 2.3 BANK means Cortland Savings Bank, a New York State chartered stock savings bank, and any successor thereto.

SECTION 2.4 BANKING REGULATIONS means the regulations issued by the New York State Banking Board, the New York State Superintendent of Banks or the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

SECTION 2.5 BENEFICIARY means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.1, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

SECTION 2.6 BOARD means the Board of Directors of the Company.

SECTION 2.7 CHANGE OF CONTROL means any of the following events:

      (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of an Employer; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

      (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted by the Board are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act); or

      (c) the stockholders of the Company approve either:

           (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                (A) either (1) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the stockholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

      (d) any event that would be described in section 2.7(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

SECTION 2.8 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

SECTION 2.9 COMMITTEE means the Human Resources Committee of the Company, or such other committee of the Company as the Board shall designate.

SECTION 2.10 COMPANY means CNY Financial Corporation, a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

SECTION 2.11 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

SECTION 2.12 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, and (b) satisfies all other requirements which may be necessary so that the Plan qualifies for the maximum available benefits under section 162(m) of the Code and any applicable rules of the Securities and Exchange Commission under Section 16 of the Exchange Act.

SECTION 2.13 EFFECTIVE DATE means the date on which the plan is approved by stockholders pursuant to section 9.8, provided, however, that if this Plan is approved by a majority of the votes cast at the meeting at which this Plan is presented to stockholders for approval but not by a majority of the votes eligible to be cast at such meeting, then Effective Date shall mean the later of October 7, 1999, or the date of such approval.

SECTION 2.14 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who is not also an employee of the Employer.

SECTION 2.15 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive an Award pursuant to the Plan.

SECTION 2.16 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

SECTION 2.17 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

SECTION 2.18 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.19 PLAN means the CNY Financial Corporation Personnel Recognition and Retention Plan for Directors, Officers and Employees as amended from time to time.

SECTION 2.20 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Employer, but if not defined in any such plan, or if defined in manner less advantageous to an Eligible Employee, the term shall mean retirement at or after reaching age 58.

SECTION 2.21 SHARE means a share of common stock of the Company, par value $.01 per share.

SECTION 2.22 TERMINATION FOR CAUSE means one of the following:

         (a) For an Eligible Employee, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; (v) the employee's material willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer; or (vi) the removal of the employee from service with the Employer as the result of any proceeding for removal by the New York Superintendent of Banks, the Federal Deposit Insurance Corporation or any other bank regulatory agency having jurisdiction over the Employer. Such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause. Such resolution must be adopted at a meeting called and held for such purpose not less than fifteen (15) days nor more than thirty (30) days after notice to the individual. At such meeting, there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination.

         (b) For an Eligible Director, removal as a director in accordance with the provisions of applicable law and the bylaws and charter or certificate of incorporation of the entity of which the person is a director after a finding that the Eligible Director has engaged in any of the conduct specified in section 2.28(a)(i) through (vi).

SECTION 2.23 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Personnel Recognition and Retention Plan Trust of CNY Financial Corporation."

SECTION  2.24  TRUST  AGREEMENT  means  the  agreement   between  CNY  Financial
Corporation and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

SECTION 2.25 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

SECTION 2.26 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by the Company.

                                   ARTICLE III
                         SHARES AVAILABLE UNDER THE PLAN

SECTION 3.1 SHARES AVAILABLE UNDER THE PLAN.

      The maximum number of Shares for which Awards can be granted under the Plan shall be 214,226 shares.

                                   ARTICLE IV
                                 ADMINISTRATION

SECTION 4.1 COMMITTEE.

      The Plan shall be administered by the members of the Committee, all of whose members shall be Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

SECTION 4.2 COMMITTEE ACTION.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the

Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3 COMMITTEE RESPONSIBILITIES.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine the answers to all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                                 THE TRUST FUND

SECTION 5.1 CONTRIBUTIONS.

      The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

SECTION 5.2 THE TRUST FUND.

      The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

SECTION 5.3 INVESTMENTS.

      The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in, or other interest bearing obligations of, the Employer, in such proportions as shall be determined by the Committee; provided, however, that in no event, other than as the result of an adjustment pursuant to section 8.3(a), shall the Trust Fund be used to purchase more than 214,226 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                   ARTICLE VI
                                     AWARDS

SECTION 6.1 AWARDS TO ELIGIBLE DIRECTORS.

      On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of such number of Shares as is equal to 64,267 divided by the number of Eligible Directors on the Effective Date, provided, however, that if any director declines to accept all or any portion of the Shares to which such Eligible Director is entitled, then the number of Shares declined shall be divided equally among the other Eligible Directors, and provided further that no Eligible Director shall receive an award of more than 10,711 Shares. Fractional Shares will not be awarded. The Board may reduce the number of Shares to be granted to any or all Eligible Directors, but only before the grant occurs.

SECTION 6.2 AWARDS TO ELIGIBLE EMPLOYEES.

      Subject to section 6.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

SECTION 6.3 AWARDS IN GENERAL.

      Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

      (a) specify the number of Shares covered by the Award;

      (b) specify the Award Date;

      (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Employee, in accordance with section 7.2; and

      (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

SECTION 6.4 SHARE ALLOCATIONS.

      Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

SECTION 6.5 DIVIDEND RIGHTS.

      (a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with an Award shall be promptly paid to such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

      (b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Employee in connection with an Award, the property so distributed shall be similarly allocated to such Eligible Director or Eligible Employee in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.

SECTION 6.6 VOTING RIGHTS.

      (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested, or which is fully vested but which has not yet been transferred on the stock records of the Company as of the applicable record date, shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct based upon the same proportions as the voting directions given by Eligible Directors and Eligible Employees with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director and Eligible Employee, all annual reports, proxy materials and other information furnished by the Company, or by any proxy solicitor, to the holders of Shares.

SECTION 6.7 TENDER OFFERS.

      (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested, or which is fully vested but which has not yet been transferred to such Eligible Director or Eligible Employee on the stock records of the Company as of the applicable record date, shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender offers, exchange offers and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Directors and Eligible Employees with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director and Eligible Employee, all information furnished by the offeror to the holders of Shares.

SECTION 6.8 LIMITATIONS ON AWARDS.

      (a) Unless otherwise permitted by the Banking Regulations and approved by the Committee, each Award shall become vested and distributable ratably so that 20% of the award shall become vested on each of the first five anniversaries of the Effective Date, provided, however, that such Award shall become fully vested and distributable on the date of the Award holder's death or Disability; and provided, further, that to the extent not inconsistent with Banking Regulations, all Awards granted under this Plan after one year after the consummation of the conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of section 6.8(a) related to 20% annual vesting, but shall instead vest and be distributable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Award, to further delay the vesting or distribution of such Award or impose additional conditions, requirements or limitations on such vesting or distribution.

      (b) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

SECTION 6.9 EXPIRATION OF UNVESTED AWARDS UPON RESIGNATION OR TERMINATION FOR CAUSE.

      (a) All Awards granted to an Eligible Employee which have not yet vested and become distributable who voluntarily terminates employment with the Employer, other than a voluntary termination constituting Retirement, shall expire immediately when the voluntary termination is effective, and the unvested Shares remaining from such Award shall not vest. The provisions of this section 6.9(a) shall not apply so long as such Eligible Employee continues to be a director of an Employer.

      (b) All Awards granted to an Eligible Director which have not yet vested and become distributable who voluntarily resigns as a director of the Employer, other than a voluntary resignation that would constitute Retirement if the directorship is treated as employment, shall expire immediately when the voluntary resignation is effective and the unvested Shares remaining from such Award shall not vest.

      (c) All Awards granted to an Eligible Director of Eligible Employee which have not yet vested and become distributable shall expire immediately upon Termination for Cause and the unvested Shares remaining from such Award shall not vest.

      (d) The vesting of Awards granted to an Eligible Employee hereunder shall be suspended as of the time and date at which such Eligible Employee has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Eligible Employee receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time the Award shall be reinstated and any portion of the Award which would have vested and become distributable during such suspension shall be immediately vested and distributable.

                                   ARTICLE VII
                             DISTRIBUTION OF SHARES

SECTION 7.1 DESIGNATION OF BENEFICIARY.

      An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are or become available for distribution on or after the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. If the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or if no Beneficiary has been designated, any undistributed Shares that are or become available for distribution on or after the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

SECTION 7.2 MANNER OF DISTRIBUTION.

      (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested as set forth in section 6.8, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

      (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

SECTION 7.3 TAXES.

      The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII
                            TERMINATION AND AMENDMENT

SECTION 8.1 TERMINATION.

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to the Company.

SECTION 8.2 AMENDMENT.

      The Board may amend or revise the Plan in whole or in part at any time but no amendment may adversely affect outstanding awards and all amendments are subject to applicable laws and regulations.

SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

      (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or, other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee.

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

SECTION 9.3 CONSTRUCTION OF LANGUAGE.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

SECTION 9.4 GOVERNING LAW.

      The Plan shall be construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable Banking Regulations.

SECTION 9.5 HEADINGS.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

SECTION 9.6 NON-ALIENATION OF BENEFITS.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

SECTION 9.7 NOTICES.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

      (a) If to the Committee:

      The Human Resources Committee (or such other committee as may be designated by the Board)
      CNY Financial Corporation
      One North Main Street
      Cortland, New York 13045

      (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

SECTION 9.8 APPROVAL OF STOCKHOLDERS.

      This Plan shall not be effective or implemented prior to the one year anniversary of the conversion of the Bank to stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the date of such approval. If this Plan is approved by a majority of the votes cast at such meeting but not by a majority of the votes eligible to be cast at such meeting, then this Plan shall be effective on the later of the date of such stockholder approval or October 7, 1999. No awards of Shares may occur or be effective before this Plan is effective.

                                 REVOCABLE PROXY
                            CNY FINANCIAL CORPORATION

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints the Board of Directors of CNY Financial Corporation, or their successors in office, Proxies, with full power of substitution, to represent and vote all stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of CNY Financial Corporation, to be held on April 28, 1999 at 5:15 p.m. at Cortland Savings Bank, One North Main Street, Cortland, New York, or at any adjournments thereof upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote or refrain from voting as marked hereon upon the matters listed herein, and otherwise in their discretion.

1.       ELECTION OF DIRECTORS for the nominees listed below.

                                                      For   Withhold
         Patrick J. Hayes, M.D.                       [ ]     [ ]

         Robert S. Kashdin, C.P.A.                    [ ]     [ ]

         Lawrence B. Seidman, Esq.                    [ ]     [ ]

                                                      For   Against    Abstain
2.       Approval of the Stock Option Plan.           [ ]     [ ]        [ ]

3.       Approval of the Personnel
         Recognition and Retention Plan.              [ ]     [ ]        [ ]

4.       Ratification of the appointment of
         KPMG LLP as the independent auditors
         for the current fiscal year.                 [ ]     [ ]        [ ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE NOMINEES AND OTHER PROPOSALS. PLEASE SIGN, DATE AND RETURN THIS PROXY.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED ABOVE AND FOR THE OTHER PROPOSALS, IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT AND DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POST-PAID ENVELOPE.

                                                   Date_________________________

Signature_______________________Signature if held jointly_______________________


    Detach above card, sign, date and mail in postage-paid envelope provided.

                            CNY FINANCIAL CORPORATION

         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY